UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

MEDICINOVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33185	33-0927979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4275 Executive Square, Suite 300

La Jolla, CA 92037

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 373-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.001 par value	MNOV	The Nasdaq Stock Market LLC
(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

MediciNova, Inc. announced today the appointment of David H. Crean, Ph.D., as Chief Business Officer. Dr. Crean is President and CEO of Coast BioVentures LLC, an emerging life sciences venture fund with a focus on the biopharmaceutical industry. In parallel, he is a managing partner with Cardiff Advisory LLC, a strategic and financial advisory firm focused on mergers, acquisitions and partnering transactions with life science and healthcare companies. Previously, Dr. Crean served as Managing Director for Objective Capital Partners, LLC (“Objective”) driving Objective’s practice in the same practice domains, and currently serves in a senior advisory capacity with his former firm.

Dr. Crean currently serves in leading roles on the Boards of Directors for Histogen, Inc. (Nasdaq: HSTO) as Board Chairman and the former Chairman of the Audit Committee, and the California Life Sciences Association (“CLSA”) as a member of the Executive Committee. He is a limited partner with a leading life sciences venture fund, Mesa Verde Venture Partners, and a member of Corporate Directors Forum and BIOCOM. Dr. Crean is also a contributing author for PharmaBoardroom.com and Forbes.com through his work with Forbes Los Angeles Business Council.

Dr. Crean holds FINRA Series 79 and Series 63 licenses and is a Registered Investment Banking Representative of BA Securities LLC, Member FINRA SIPC. He holds a Masters of Business Administration (MBA) degree with a finance concentration from Pepperdine University Graziadio School of Management. Additionally, he holds a Doctorate of Philosophy (Ph.D.) Degree in Biophysics and a Masters of Science (MS) Degree in Oncology from the State University of New York at Buffalo. He earned a Bachelor of Science (BS) Degree in Biology/ Pre-Med from Canisius College.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINOVA, INC.

Dated: May 18, 2021	By:	/s/ Yuichi Iwaki
Yuichi Iwaki, M.D., Ph.D.
President and Chief Executive Officer